CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated November 14, 1996 relating to the financial statements of Compu-DAWN, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                       /s/ Lazar, Levine & Company LLP
                                       -------------------------------
                                       LAZAR, LEVINE & COMPANY LLP




New York, New York
December 23, 1996

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